Exhibit 99.1

NEWS RELEASE

CONTACTS:

Actavis
Investors:
Lisa DeFrancesco
(862) 261-7152

Media:
Charlie Mayr	David Belian
(862) 261-8030	(862) 261-8141

Allergan
Investors:
Joann Bradley	David Nakasone
(714) 246-4766	(714) 246-6376

Media:
Bonnie Jacobs
(714) 246-5134

Actavis and Allergan Announce Early Termination of Hart-Scott-Rodino

Waiting Period for Actavis’ Pending Acquisition of Allergan

and Record Dates for Shareholder Meetings

DUBLIN, IRELAND and IRVINE, CA – January 12, 2015 – Actavis plc (NYSE: ACT) and Allergan, Inc. (NYSE: AGN) today announced that the U.S. Federal Trade Commission (FTC) has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act) with respect to Actavis’ pending acquisition of Allergan.

On December 1, 2014, Actavis and Allergan filed Pre-Merger Notification and Report Forms required under the HSR Act with the FTC. On December 29, 2014, Actavis voluntarily withdrew and subsequently re-filed these forms.

The early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the pending acquisition, which remains subject to other customary closing conditions, including receipt of shareholder and other regulatory approvals.

Actavis and Allergan also announced today that they have set the close of business on January 22, 2015 as the record date for determining the shareholders that will be entitled to vote at their respective special meetings of shareholders to be held in connection with the pending acquisition. The date, time and location of each company’s special meeting will be set and announced at a later time.

About Actavis

Actavis plc, headquartered in Dublin, Ireland, is a unique specialty pharmaceutical company focused on developing, manufacturing and commercializing high quality affordable generic and innovative branded pharmaceutical products for patients around the world.

Actavis markets a broad portfolio of branded and generic pharmaceuticals and develops innovative medicines for patients suffering from diseases principally in the central nervous system, gastroenterology, women’s health, urology, cardiovascular, respiratory and anti-infective therapeutic categories. Actavis is an industry leader in product research and development, with one of the broadest brand development pipelines in the pharmaceutical industry, and a leading position in the submission of generic product applications. Actavis has commercial operations in more than 60 countries and operates more than 30 manufacturing and distribution facilities around the world.

For more information, visit Actavis’ website at www.actavis.com.

About Allergan

Allergan is a multi-specialty health care company established more than 60 years ago with a commitment to uncover the best of science and develop and deliver innovative and meaningful treatments to help people reach their life’s potential. Today, we have approximately 11,500 highly dedicated and talented employees, global marketing and sales capabilities with a presence in more than 100 countries, a rich and ever-evolving portfolio of pharmaceuticals, biologics, medical devices and over-the-counter consumer products, and state-of-the-art resources in R&D, manufacturing and safety surveillance that help millions of patients see more clearly, move more freely and express themselves more fully. From our beginnings as an eye care company to our focus today on several medical specialties, including eye care, neurosciences, medical aesthetics, medical dermatology, breast aesthetics, and urologics, Allergan is proud to celebrate more than 60 years of medical advances and proud to support the patients and customers who rely on our products and the employees and communities in which we live and work. For more information regarding Allergan, go to: www.allergan.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to Actavis’ or Allergan’s estimated or anticipated future results, including estimated synergies, or other non-historical facts are forward-looking statements that reflect Actavis’ or Allergan’s current perspective of existing trends and information as of the date of this communication. Forward looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the Allergan acquisition, including future financial and operating results, Actavis’ or Allergan’s plans, objectives, expectations and intentions and the expected timing of completion of the transaction. It is important to note that Actavis’ and Allergan’s respective goals and expectations are not predictions of actual performance. Actual results may differ materially from Actavis’ or Allergan’s current expectations depending upon a number of factors affecting Actavis’ business, Allergan’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful closing of, the Allergan acquisition; subsequent integration of the Allergan acquisition and the ability to recognize the anticipated synergies and benefits of the Allergan acquisition; the ability to obtain required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain the requisite Allergan and Actavis shareholder approvals; the risk that a condition to closing of the Allergan acquisition may not be satisfied on a timely basis or at all; the failure of the proposed transaction to close for any other reason; risks relating to the value of the Actavis shares to be issued in the transaction; the anticipated size of the markets and continued demand for Actavis’ and Allergan’s products; the impact of competitive products and pricing; access to available financing (including financing for the acquisition or refinancing of debt) on a timely basis and on reasonable terms; the risks of fluctuations in foreign currency exchange rates; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; market acceptance of and continued demand for Actavis’ and Allergan’s products; costs and efforts to defend or enforce intellectual property rights; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Actavis’ and Allergan’s facilities, products and/or businesses; changes in the laws and regulations affecting, among other things, pricing and reimbursement of pharmaceutical products; changes in tax laws or interpretations that could increase Actavis’ consolidated tax liabilities; the loss of key senior management or scientific staff; and such other risks and uncertainties detailed in Actavis’ and Allergan’s respective periodic public filings with the Securities and Exchange Commission, including but not limited to Actavis’ Annual Report on Form 10-K for the year ended December 31, 2013, as amended by Actavis’ Current Reports on Form 8-K filed on May 20, 2014 and December 5, 2014, Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014, in Warner Chilcott Limited’s Registration Statement on Form S-4 effective as of October 15, 2014, and the related prospectus, Allergan’s Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarterly period ended on September 30, 2014, and from time to time in Actavis’ and Allergan’s respective other investor communications. Except as expressly required by law, each of Actavis and Allergan disclaim any intent or obligation to update or revise these forward-looking statements.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Actavis and Allergan, Actavis has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement of Actavis and Allergan that also constitutes a preliminary prospectus of Actavis. The registration statement is not complete and will be further amended. The definitive joint proxy statement/prospectus will be delivered to shareholders of Actavis and Allergan. INVESTORS AND SECURITY HOLDERS OF ACTAVIS AND ALLERGAN ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the registration statement and the preliminary joint proxy statement/prospectus and other documents filed with the SEC by Actavis and Allergan through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Actavis are available free of charge on Actavis’ internet website at www. Actavis.com or by contacting Actavis’ Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Allergan are available free of charge on Allergan’s internet website at www.Allergan.com or by contacting Allergan’s Investor Relations Department at (714) 246-4766.

Participants in the Merger Solicitation

Actavis, Allergan, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Actavis and Allergan shareholders in connection with the proposed merger is set forth in the preliminary joint proxy statement/prospectus and will be set forth in the definitive joint proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Allergan is set forth in its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 26, 2014 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Actavis is set forth in Actavis’ proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 28, 2014 and certain of Actavis’ Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary joint proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and will be contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.